                                                           The Emerging Markets
                                                           Telecommunications
                                                           Fund, Inc.
                                                           --------------------
                                                           Semi-Annual Report
                                                           November 30, 1998

 CONTENTS

Letter to Shareholders............................... 1

Portfolio Summary.................................... 7

Schedule of Investments.............................. 9

Statement of Assets and Liabilities..................13

Statement of Operations..............................14

Statement of Changes in Net Assets...................15

Financial Highlights.................................16

Notes to Financial Statements........................17

Results of Annual Meeting of Shareholders............22

Description of InvestLink-SM- Program................23

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                 January 8, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the six months ended November 30, 1998.

At November 30, 1998, the Fund's net asset value ("NAV") was $12.93 per share, as compared to $16.36 on May 31, 1998. Total net assets were $109,041,631 at November 30, 1998.

PERFORMANCE: HURT BY BRAZIL, ASIA, RUSSIA

For the six months ended November 30, 1998, the Fund's total return, based on NAV, was -21.0%, versus -16.4% for the Morgan Stanley Capital International Emerging Markets Free Index ("EMF").

The Fund's underperformance of the EMF during this period was primarily due to my approach to three regions:

- Brazil. Stock selection in Brazil was unfavorable due to the Brazilian market's poor returns throughout 1998, particularly during the summer. Telecom stocks, which are among the most prominent and liquid names in Brazil, were hit especially hard. One of these was Telecomunicacoes de Sao Paulo S.A. ("Telesp"), the wireline service provider in the state of Sao Paulo and the Fund's second-largest holding.

- Asia. Since becoming Chief Investment Officer of the Fund in 1997, I have chosen to have little exposure to Asian telecom stocks. This was negative for performance in light of the recent major rally beginning in September, which, I feel, had little fundamental basis. Telecom and other infrastructure-related stocks, furthermore, were not among the main beneficiaries of the Asian rally. By contrast, banks and real estate shares have done very well.

- Russia. Given the severe problems in Russia (which turned out to be the world's worst-performing equity market in 1998), my decision to hold positions in what proved to be weak telecom stocks was subtractive to returns.

A conspicuously positive contributor to performance was the extraordinary rise of Global TeleSystems Group, Inc. ("GTS"), which I profiled in the Fund's previous report. GTS is a young company that provides a broad range of telecommunications services throughout Western and Central Europe and does business in the former Soviet Union as well. The Fund initially bought its shares in a private equity placement in 1994 at $7.15 per share. Following GTS's initial public offering at $20 per share in February 1998, the stock now trades at nearly $60. Investors (myself included) continue to regard the company's prospects with great enthusiasm, and it remains the Fund's largest single position.

EMERGING MARKET EQUITIES: THE VOLATILITY IS NOT YET OVER

At some point in our lives, we have all seen signs of progress derailed: highways that abruptly end, bridges laid bare and incomplete, passenger terminals occupied only by pigeons and falling water. At some point in the future, you know that the roads will be finished, the bridges will span their gaps and the terminals will come alive with people en route to their destinations. But not now.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Such is the case in many of the emerging world's equity markets. A period of high investor optimism and virtually unrestrained growth in the early '90s began to succumb in 1997 to a wave of political and macroeconomic problems in Asia. In 1998, the wave swept through Russia, Latin America and other emerging markets, dealing them devastating--if not quite fatal--blows. Their economies contracted, many of their stock markets collapsed and major building projects begun with expectations of uninterrupted growth were curtailed or abandoned entirely.

While some have voiced the opinion that 1998's lows in emerging equities may have cleared the way for a much-hoped-for recovery, there is ample evidence to suggest that investors should be prepared for renewed volatility through at least 1999:

- One sign that the worst may not yet be over is the close correlation between weak commodity prices and emerging equities' poor performance. This is not surprising, in that many emerging economies are major producers of primary products and derive significant foreign exchange inflows from their export. With the benchmark CRB commodity-price index at a 21-year low and with few signs of an upturn, investor enthusiasm for emerging market equities of any flavor remains low and capital inflows into them are expected to fall sharply in 1999.

- Further undercutting emerging nations' economic prospects is significant overcapacity in several key cyclical industries (e.g., cement, steel, oil, petrochemicals). With corporate earnings weakening in the U.S., growth slowing in Europe and domestic demand in emerging nations effectively halted, it is unlikely that global growth will be strong enough to use up the excess capacity. To date, in fact, exports from emerging markets have failed to grow as anticipated. More likely, we will see commodity prices (and, thus, investor confidence) continue to decline.

- There also is the important question of how much further the U.S. is willing or able to prop up the many ailing emerging nations that depend on its own economic buoyancy. Although the U.S. stock market has proved resilient thus far after expectations of earnings shortfalls were recently announced by a growing number of major corporations, it cannot remain so much longer. When--not if--the bubble bursts and U.S. stocks correct to some semblance of normalcy, it likely will deal a telling blow to the emerging economies that depend on it to keep their respective markets afloat.

I do not believe that all is gloom and doom, however. Current account surpluses are growing in a number of developing countries. The recent multi-stage reduction in U.S. interest rates by the Federal Reserve, along with new lending programs by the International Monetary Fund, has helped to make much-needed credit available to emerging nations (even if at a relatively high fiscal and social cost).

These and other factors have resulted in powerful near-term rallies in several emerging markets, including Asia, Latin America and, to some extent, Europe, the Middle East and Africa. Longer-term, though, the sustainability of these rallies is questionable.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE: HIGHLY DEFENSIVE

TOP 10 HOLDINGS, BY ISSUER*

                                                       % OF
           HOLDING                   COUNTRY        NET ASSETS
           ---------------------  --------------  ---------------
       1.  GTS                        Europe               8.3
       2.  Telesp                     Brazil               6.9
       3.  OTE                        Greece               6.6
       4.  Telefonica                 Spain                5.9
       5.  Telefonos de Mexico        Mexico               5.7
       6.  CTC                        Chile                3.8
       7.  Millicom Intl.             Global
           Cellular                                        3.7
       8.  CEI Citicorp Hldgs.      Argentina              3.6
       9.  Portugal Telecom          Portugal              2.9
      10.  Camuzzi Argentina        Argentina              2.8

* Company names are abbreviations of those found in the chart on page 8.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   COUNTRY BREAKDOWN (AS A % OF NET ASSETS)
Europe                                                                                                               8.30%
Global                                                                                                               5.51%
Greece                                                                                                               7.67%
India                                                                                                                4.19%
Israel                                                                                                               3.72%
Mexico                                                                                                               5.69%
South Korea                                                                                                          3.10%
Cash & Other Assets                                                                                                 14.27%
Other*                                                                                                              20.47%
Spain                                                                                                                5.87%
Argentina                                                                                                            8.40%
Brazil                                                                                                               6.88%
Chile                                                                                                                5.93%
* Other includes Central Europe, Czech Republic, Hong Kong, Hungary, Indonesia, Peru, Philippines, Poland,
Portugal, Russia,
Singapore and Venezuela.

In short, there are dynamic and incredibly volatile forces in the global macroeconomic environment that work both for and against any near-term recovery by emerging equity markets. That the recovery will take place is certain. The roads will be built. The bridges will span their gulfs. Passengers will reach their destinations. The key question--as always--is, "When?" Its companion, of course, is, "What to do about it in the meantime?"

My own plan is to continue to take a highly defensive stance in managing the Fund. I maintain the Fund's cash position, for example, at a fairly high level (I.E., about 9% of assets). In today's investment environment, marked by wild and unpredictable swings during the course of a single day, I consider it most prudent to err on the side of caution.

As for individual stocks, I am emphasizing well-managed companies with excellent franchises, whose share prices have been undeservedly beaten down. Many of these, accordingly, offer excellent potential for longer-term appreciation.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

HELLENIC TELECOMMUNICATION ORGANIZATION S.A.

One company that begs a close look is Hellenic Telecommunication Organization S.A. ("OTE"), Greece's national telecommunications operator. While Western European telecommunications stocks and the Greek market in particular enjoyed a banner year in 1998, OTE's share price did not follow suit. I see considerable reason for optimism going forward, however:

- Greece's teledensity, or penetration of the population, stands at a relatively low 52%. This suggests ample room for OTE to grow simply to meet existing demand.

- Historically inefficient, OTE stands to reap big gains in productivity (and, hence, profitability) via corporate restructuring. The installation of new management in 1998 was a major step in this direction, and has already generated results.

- OTE is committed to a substantial capital investment program that should bring it up to European telecommunications standards in short order. It has embarked on an ambitious program of network digitalization, which should rise from 50% today to 90% by mid-1999.

- Management is emphasizing expansion into high-growth areas such as mobile telephony, as well as value-added services such as call waiting and call forwarding.

- Growth at home will be enhanced by international acquisitions as OTE builds itself into a regional power. In addition to its existing equity stake in
  Telecom Serbia, OTE is expected to enlarge its Balkan presence by buying into major carriers in Romania and Bulgaria.

All in all, I see OTE as very well-positioned to achieve superior growth in revenues and profitability over the next few years. The Fund should benefit accordingly.

SPT TELECOM A.S.

Another emerging telecom company to watch is SPT Telecom a.s. ("SPT"), the dominant telecom provider in the Czech Republic.

The key to SPT's future growth and competitive position is its cellular operations. While the domestic fixed line business has slowed in response to the country's recession, cellular penetration has increased and has considerable room to grow. Currently, for example, cellular teledensity in the Czech Republic is just 8% and is expected to grow to at least 24% by 2001. SPT should capture much of this growth.

It's worth noting in this context that cellular has proven to be relatively recession-proof. A review of Asian cellular markets following that region's economic crisis, for example, suggests that cellular subscriber growth continues at healthy levels even in periods of economic stagnation or decline. There is every reason to expect the same scenario to play out in the Czech marketplace, with SPT being a primary beneficiary.

I also like SPT for several other reasons. It benefits substantially from a recent re-balancing of tariffs, whose net effect will be a 35% increase in monthly rental fees and a 25% increase in local call charges; its efficiency levels are among the highest in the European telecom universe; and its share price remains attractively valued.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

OUTLOOK: MORE INVESTOR CONFIDENCE NEEDED

As I see it, the immediate prospects for emerging equity markets in general (and telecom equities in particular) largely depend on the restoration of investor confidence in the asset class. This task is daunting and will take substantial efforts by the private and public sectors to get their respective houses in order. Doing so will require major concessions on each part and a continued willingness by the world's financial powers to support the transition to a more consistent and predictable global economic environment.

The following are a few steps that, I believe, will help to make emerging equities more attractive to a wider universe of investors:

- Publicly traded companies in developing nations urgently need to improve disclosure of their financial condition and strategic plans. This should serve to increase transparency between companies operating in emerging markets and their more developed counterparts. When investors can arrive at consistent valuations and risk profiles, based on apples-to-apples comparisons, they will be more willing to return to the emerging markets and provide them with the growth capital they require.

- Emerging industries must also be willing to accept at least some measure of transnational supervision and exposure to the more proven management techniques that large, successful international companies can bring to their operations.

- Finally, emerging enterprises must appreciate that investors need to be adequately rewarded if they are to assume the risks associated with emerging markets investing. Companies run as private fiefdoms and with managements insufficiently motivated to enhance shareholder value will soon find themselves out of the international capital loop, and, perhaps shortly thereafter, even out of business.

As it likely will take years for these and other necessary changes to take effect, the emerging markets should continue to exhibit higher-than-normal volatility for some time. Nonetheless, I maintain my fundamental conviction that selective investment in emerging equities will prove rewarding for the long-term investor. Experience has shown that volatility often breeds opportunity for the thoughtful and patient investor who is willing to look past, rather than merely react to, day-to-day events. As always, I and my emerging markets colleagues at BEA Associates remain focused on the former, with the singular goal of providing our investors with the returns they should rightfully expect to receive.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

I would like to close my remarks by noting an important development. This past October, the Directors of the Fund proposed and approved a repurchase program to buy back up to 15% of the Fund's outstanding common stock. The Directors strongly believed in the appropriateness of such a move, given that the discount of the Fund's share price to its net asset value had widened to compellingly attractive levels. I will be able to discuss the progress made in this direction in my next semi-annual report.

Respectfully,

            [SIGNATURE]
Richard W. Watt
President and Chief Investment Officer *

FROM BEA ASSOCIATES:

I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 23 through 25 of this report.

II.Many services provided to the Fund and its shareholders by BEA Associates
   ("BEA") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

  BEA recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

  BEA anticipates that its systems will be adapted in time for the year 2000. BEA is seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                             November 30, 1998   May 31, 1998
Cellular Communications                                 15.23%         17.89%
Electric-Integrated                                      1.87%          3.16%
Electronics                                              2.18%          0.05%
Investment & Holding Companies                           5.35%          2.74%
Local and/or Long Distance Telephone
Service                                                 30.81%         27.57%
Oil & Gas                                                4.76%          3.12%
Radio/Television                                         2.01%          3.38%
Telecommunications                                      19.05%         17.88%
Utilities                                                0.00%          2.50%
Other                                                    3.76%          4.41%
Cash & Cash Equivalents                                 14.98%         17.30%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                      NOVEMBER 30, 1998   May 31, 1998
Asia                                             14.63%          5.98%
Eastern Europe                                    6.91%         27.68%
Europe                                           25.84%          5.71%
Latin America                                    29.12%         33.28%
Middle East                                       3.72%          3.32%
North America                                     0.00%          2.52%
Global                                            5.51%          4.41%
Cash & Cash Equivalents                          14.27%         17.10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    November 30, 1998   May 31, 1998
Argentina                                       8.40%          5.29%
Brazil                                          6.88%         15.45%
Canada                                          0.00%          2.52%
Chile                                           5.93%          2.02%
Europe                                          8.30%          9.24%
Greece                                          7.67%          3.25%
Hong Kong                                       3.52%          2.13%
Hungary                                         2.77%          4.27%
India                                           4.19%          3.80%
Israel                                          3.72%          3.32%
Mexico                                          5.69%          4.17%
Portugal                                        2.91%          0.00%
Russia                                          1.08%         10.50%
South Korea                                     3.10%          0.00%
Spain                                           5.87%          0.00%
Venezuela                                       0.68%          5.53%
Global                                          5.51%          4.41%
Other                                           9.51%          7.00%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Global TeleSystems Group, Inc.                          Cellular Communications          Europe               8.3
--------------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes de Sao Paulo S.A.                     Local and/or Long Distance
                                                                      Telephone Service             Brazil               6.9
--------------------------------------------------------------------------------------------------------------------------------
       3.  Hellenic Telecommunication Organization S.A.               Telecommunications            Greece               6.6
--------------------------------------------------------------------------------------------------------------------------------
       4.  Telefonica S.A.                                        Local and/or Long Distance
                                                                      Telephone Service             Spain                5.9
--------------------------------------------------------------------------------------------------------------------------------
       5.  Telefonos de Mexico, S.A. de C.V.                      Local and/or Long Distance
                                                                      Telephone Service             Mexico               5.7
--------------------------------------------------------------------------------------------------------------------------------
       6.  Compania de Telecomunicaciones de Chile S.A.           Local and/or Long Distance
                                                                      Telephone Service             Chile                3.8
--------------------------------------------------------------------------------------------------------------------------------
       7.  Millicom International Cellular S.A.                    Cellular Communications          Global               3.7
--------------------------------------------------------------------------------------------------------------------------------
       8.  CEI Citicorp Holdings S.A.                                Investment & Holding
                                                                          Companies               Argentina              3.6
--------------------------------------------------------------------------------------------------------------------------------
       9.  Portugal Telecom, S.A.                                     Telecommunications           Portugal              2.9
--------------------------------------------------------------------------------------------------------------------------------
      10.  Camuzzi Argentina S.A.                                         Oil & Gas               Argentina              2.8
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-84.73%
 EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES
 IN EMERGING COUNTRIES-60.58%
 ARGENTINA-3.64%
CEI Citicorp Holdings S.A., Class B
 (Cost $4,767,037)......................      1,201,596  $ 3,965,822
                                                         -----------
 BRAZIL-6.88%
Telecomunicacoes de Sao Paulo S.A. ON...      5,469,195      603,438
Telecomunicacoes de Sao Paulo S.A. PN...     40,623,690    6,900,852
                                                         -----------
TOTAL BRAZIL (Cost $6,942,435).........................    7,504,290
                                                         -----------
 CHILE-3.77%
Compania de Telecomunicaciones de Chile
 S.A. ADR##.............................        163,418    3,789,255
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         23,234      135,050
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................         48,195      185,385
                                                         -----------
TOTAL CHILE (Cost $2,884,104)..........................    4,109,690
                                                         -----------
 CZECH REPUBLIC-1.59%
SPT Telecom a.s. (Cost $1,305,825)......        117,885    1,735,706
                                                         -----------
 EUROPE-8.30%
Global TeleSystems Group, Inc. (Cost
 $3,030,674)............................        208,518    9,050,963
                                                         -----------
 GREECE-7.67%
Hellenic Telecommunication Organization
 S.A. GDR+,++...........................        576,807    7,216,951
Panafon Hellenic Telecom S.A.+..........         29,000      519,713
STET Hellas Telecommunications S.A.
 ADR+...................................         18,200      632,450
                                                         -----------
TOTAL GREECE (Cost $7,276,269).........................    8,369,114
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 HONG KONG-3.05%
Asia Satellite Telecommunications
 Holdings Ltd...........................        690,070  $ 1,140,759
China Telecom (Hong Kong) Ltd. Class
 H+.....................................      1,095,415    2,185,737
                                                         -----------
TOTAL HONG KONG (Cost $3,264,158)......................    3,326,496
                                                         -----------
 HUNGARY-2.77%
Magyar Tavkozlesi Rt. ADR## (Cost
 $2,887,394)............................        110,445    3,016,529
                                                         -----------
 INDIA-4.19%
Mahanagar Telephone Nigam Ltd.++........        233,500    2,469,262
Videsh Sanchar Nigam Ltd. GDR++.........        205,200    2,098,170
                                                         -----------
TOTAL INDIA (Cost $4,940,705)..........................    4,567,432
                                                         -----------
 INDONESIA-0.42%
PT Indosat ADR (Cost $457,844)..........         32,900      460,600
                                                         -----------
 ISRAEL-1.87%
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*+............            100            0
Nexus Telecommunication Systems Ltd.+...        170,784      533,700
Tadiran Telecommunications Ltd..........         14,600      285,613
Tadiran Telecommunications Ltd. ADR.....         34,000    1,217,625
                                                         -----------
TOTAL ISRAEL (Cost $2,829,162).........................    2,036,938
                                                         -----------
 MEXICO-5.69%
Telefonos de Mexico, S.A. de C.V. ADR##
 (Cost $6,192,895)......................        133,270    6,205,384
                                                         -----------
 PERU-0.68%
Telefonica del Peru S.A. ADR (Cost
 $739,270)..............................         50,000      740,625
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PHILIPPINES-2.05%
Philippine Long Distance Telephone Co.
 ADR (Cost $2,165,257)..................         85,200  $ 2,231,175
                                                         -----------
 RUSSIA-1.08%
Independent Network Television*.........      1,000,000    1,000,000
PLD Telekom, Inc.+##....................         69,116      174,950
                                                         -----------
TOTAL RUSSIA (Cost $1,430,304).........................    1,174,950
                                                         -----------
 SOUTH KOREA-2.27%
SK Telecom Co. Ltd. (Cost $2,502,846)...        240,250    2,477,578
                                                         -----------
 VENEZUELA-0.68%
Venworld Telecommunications+=/= (Cost
 $2,531,383)............................        125,947      739,073
                                                         -----------
 GLOBAL-3.98%
International Wireless Communications,
 Inc., Series D*+.......................        220,120            0
International Wireless Communications,
 Inc., Series F*+.......................         15,440            0
International Wireless Communications,
 Inc., Warrants (expiring 12/18/98)*+...          1,240            0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1            0
Millicom International Cellular
 S.A.+##................................        119,735    3,996,156
Telesoft Partners Ltd.*=/=#.............        375,000      340,246
                                                         -----------
TOTAL GLOBAL (Cost $4,630,446).........................    4,336,402
                                                         -----------
TOTAL EMERGING COUNTRIES
 (Cost $60,778,008)....................................   66,048,767
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED
 COUNTRIES-9.87%
 CENTRAL EUROPE-1.09%
Central European Media Enterprises Ltd.
 (Cost $4,578,326)......................        183,000  $ 1,189,500
                                                         -----------
 PORTUGAL-2.91%
Portugal Telecom, S.A. (Cost
 $3,334,013)............................         73,000    3,170,142
                                                         -----------
 SPAIN-5.87%
Telefonica S.A..........................         78,400    3,683,227
Telefonica S.A. ADR.....................         19,500    2,717,813
                                                         -----------
TOTAL SPAIN (Cost $6,098,422)..........................    6,401,040
                                                         -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $14,010,761)....................................   10,760,682
                                                         -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-14.28%
 ARGENTINA-4.76%
Camuzzi Argentina S.A.*+................      1,383,478    3,054,742
Sodigas del Sur S.A.*...................        421,485    1,003,068
Sodigas Pampeana S.A.*..................        583,264    1,136,810
                                                         -----------
TOTAL ARGENTINA (Cost $3,032,673)......................    5,194,620
                                                         -----------
 BRAZIL-0.00%
Companhia Vale do Rio Doce PNA (Cost
 $146)..................................             10          146
                                                         -----------
 CHILE-1.45%
Chilectra S.A.++........................         44,615      249,794
Compania de Consumidores de Gas de
 Santiago S.A...........................         57,580      172,266
Compania General de Electricidad S.A....         89,822      293,680

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILE (CONTINUED)
Cristalerias de Chile S.A...............         61,242  $   307,551
Empresa Electrica Pehuenche S.A.........        250,767      120,574
Empresa Nacional de Electricidad S.A....        600,000      212,843
Enersis S.A.............................        490,000      229,319
                                                         -----------
TOTAL CHILE (Cost $1,799,201)..........................    1,586,027
                                                         -----------
 HONG KONG-0.47%
Hutchison Whampoa Limited (Cost
 $530,820)..............................         72,328      513,760
                                                         -----------
 ISRAEL-1.85%
K.T. Concord Venture Fund L.P.+=/=#.....        250,000      222,539
PEC Israel Economic Corp.+..............         74,620    1,795,544
                                                         -----------
TOTAL ISRAEL (Cost $2,111,400).........................    2,018,083
                                                         -----------
 PERU-0.86%
Ontario-Quinta A.V.V.* (Cost
 $1,054,681)............................      1,026,885      937,164
                                                         -----------
 POLAND-1.47%
Elektrim Spolka Akcyjna S.A. (Cost
 $1,793,760)............................        189,947    1,598,004
                                                         -----------
 SINGAPORE-1.35%
Natsteel Electronics Ltd................        404,000      871,925
Venture Manufacturing (Singapore)
 Ltd....................................        156,000      595,817
                                                         -----------
TOTAL SINGAPORE (Cost $1,413,318)......................    1,467,742
                                                         -----------
 SOUTH KOREA-0.83%
Samsung Electronics Co. Ltd. (Cost
 $817,302)..............................         17,000      908,668
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 GLOBAL-1.24%
Emerging Markets Ventures, L.P.+#=/=
 (Cost $1,450,131)......................      1,450,088  $ 1,350,034
                                                         -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost $14,003,432)......
                                                          15,574,248
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $88,792,201)..........................................   92,383,697
                                                         -----------
 FIXED RATE INVESTMENT-0.29%
 GLOBAL-0.29%
                                            Par (000)
                                          -------------
International Wireless Communications,
 Inc., Senior Secured Notes,
 14.00%-25.00%, 08/17/02*
 (Cost $499,022) (a)....................       USD  385      318,659
                                                         -----------
 SHORT-TERM INVESTMENTS-0.71%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.57%
                                           Units (000)
                                          -------------
Banco Bice, 9.00%**, 01/25/99...........    CLP       1       34,192
Banco Bice, 9.00%**, 01/26/99...........              3       79,533
Banco Citibank, 15.25%**, 12/29/98......              4      133,494
Banco Citibank, 10.50%**, 01/12/99......              1       29,918
Banco Citibank, 9.40%**, 01/18/99.......              2       71,104
Banco Security, 9.50%**, 01/18/99.......              9      271,396
                                                         -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME DEPOSITS (Cost
 $625,308).............................................      619,637
                                                         -----------
 CHILEAN MUTUAL FUNDS-0.14%
                                             No. of
                                             Shares
                                          -------------
Bice Manager Investment Fund............          2,769        7,495

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS (CONTINUED)
Fondo Mutuo Bancredito Redimiento.......          3,485  $   150,416
                                                         -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $154,945).......................................      157,911
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $780,253)...........
                                                             777,548
                                                         -----------

TOTAL INVESTMENTS-85.73%
 (Cost $90,071,476) (Notes A,D)........................   93,479,904
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-14.27%....................................   15,561,727
                                                         -----------
NET ASSETS-100.00%.....................................  $109,041,631
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See Note
           F).
#          As of November 30, 1998, the Fund committed to
           investing an additional $2,599,912, $750,000 and
           $875,000 in Emerging Markets Ventures, L.P., K.T.
           Concord Venture Fund L.P. and Telesoft Partners Ltd.,
           respectively.
##         Security or a portion thereof is out on loan.
(a)        As of March 31, 1998, this investment ceased accruing
           interest.
ADR        American Depositary Receipts.
CLP        Chilean Pesos.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $90,071,476)
 (Note A)...............................     $ 93,479,904
Cash (including $339,209 of foreign
 currencies with a cost of $340,052)
 (Note A)...............................       10,299,924
Collateral received for securities
 loaned (Note A)........................        7,286,644
Receivables:
  Investments sold......................        7,543,764
  Dividends.............................          133,590
  Interest..............................            8,700
Prepaid expenses and other assets.......            3,782
                                             ------------
Total Assets............................      118,756,308
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned (Note A)......................        7,286,644
  Investments purchased.................        2,064,066
  Investment advisory fee (Note B)......          214,137
  Administration fees (Note B)..........           45,295
  Other accrued expenses................          104,535
                                             ------------
Total Liabilities.......................        9,714,677
                                             ------------
NET ASSETS (applicable to 8,434,919
 shares of common stock outstanding)
 (Note C)...............................     $109,041,631
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($109,041,631
  DIVIDED BY 8,434,919).................           $12.93
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,434,919 shares issued and outstanding
 (100,000,000 shares authorized)........     $      8,435
Paid-in capital.........................      116,183,960
Accumulated net investment loss.........         (269,168)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (10,288,986)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................        3,407,390
                                             ------------
Net assets applicable to shares
 outstanding............................     $109,041,631
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $    534,465
  Interest..............................          517,371
  Less: Foreign taxes withheld..........          (98,154)
                                             ------------
  Total Investment Income...............          953,682
                                             ------------
Expenses:
  Investment advisory fees (Note B).....          717,529
  Administration fees (Note B)..........          106,953
  Custodian fees........................          102,740
  Audit and legal fees..................           77,615
  Accounting fees.......................           46,186
  Printing..............................           40,611
  Transfer agent fees...................           16,470
  Directors' fees.......................           15,542
  Insurance.............................            9,399
  NYSE listing fees.....................            8,266
  Other.................................            9,967
  Brazilian taxes (Note A)..............           71,572
                                             ------------
  Total Expenses........................        1,222,850
                                             ------------
  Net Investment Loss...................         (269,168)
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (24,776,758)
  Foreign currency related
   transactions.........................         (200,662)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......       (3,734,306)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (28,711,726)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(28,980,894)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six
                                                Months
                                                Ended           For the
                                             November 30,     Fiscal Year
                                                 1998            Ended
                                             (unaudited)      May 31, 1998
                                             -----------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment loss...................     $ (269,168  )    $  (482,714 )
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................     (24,977,420 )     37,528,837
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................     (3,734,306  )    (49,357,447 )
                                             ------------     ------------
    Net decrease in net assets resulting
     from operations....................     (28,980,894 )    (12,311,324 )
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................             --          (789,507 )
  Net realized gain on investments and
   foreign currency related
   transactions.........................             --       (30,504,043 )
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................             --       (31,293,550 )
                                             ------------     ------------
    Total decrease in net assets........     (28,980,894 )    (43,604,874 )
                                             ------------     ------------

 NET ASSETS
Beginning of period.....................     138,022,525      181,627,399
                                             ------------     ------------
End of period...........................     $109,041,631     $138,022,525
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                           For the Six
                                             Months                           For the Fiscal Years Ended
                                              Ended                                     May 31,
                                        November 30, 1998       -------------------------------------------------------
                                           (unaudited)            1998           1997      1996      1995        1994
                                        -------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...       $16.36              $21.53         $20.94    $19.20    $20.90      $14.95
                                        -----------------       --------       --------  --------  --------    --------
Net investment income/(loss)...........        (0.03)              (0.06)          0.10      0.27      0.11        0.13
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions..................        (3.40)              (1.40)          2.86      1.91      0.01        7.03+
                                        -----------------       --------       --------  --------  --------    --------
Net increase/(decrease) in net assets
 resulting from operations.............        (3.43)              (1.46)          2.96      2.18      0.12        7.16
                                        -----------------       --------       --------  --------  --------    --------
Dividends and distributions to
 shareholders:
  Net investment income................           --               (0.09)         (0.27)    (0.04)    (0.04)      (0.15)
  Net realized gain on investments and
   foreign currency related
   transactions........................           --               (3.62)         (2.10)    (0.40)    (1.78)      (1.06)
                                        -----------------       --------       --------  --------  --------    --------
Total dividends and distributions to
 shareholders..........................           --               (3.71)         (2.37)    (0.44)    (1.82)      (1.21)
                                        -----------------       --------       --------  --------  --------    --------
Net asset value, end of period.........       $12.93              $16.36         $21.53    $20.94    $19.20      $20.90
                                        -----------------       --------       --------  --------  --------    --------
                                        -----------------       --------       --------  --------  --------    --------
Market value, end of period............      $10.563             $13.000        $17.375   $17.375   $17.750     $22.750
                                        -----------------       --------       --------  --------  --------    --------
                                        -----------------       --------       --------  --------  --------    --------
Total investment return(a).............       (18.75)%             (4.57)%        14.31%     0.21%   (13.94)%     64.74%
                                        -----------------       --------       --------  --------  --------    --------
                                        -----------------       --------       --------  --------  --------    --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..............................     $109,042            $138,023       $181,627  $176,628  $161,925    $176,253
Ratio of expenses to average net
 assets, including taxes...............         2.10%(b)(c)         2.32%(b)       1.90 (b)     1.77%     1.89%     1.81%
Ratio of net investment income/(loss)
 to average net assets.................        (0.46)%(c)          (0.29)%         0.52%     1.40%     0.53%       0.63%
Portfolio turnover rate................       111.78%             162.58%         42.14%    27.71%    14.29%      43.98%


                                         For the Period
                                         June 25, 1992*
                                            through
                                          May 31, 1993

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...      $13.84**
                                         --------------
Net investment income/(loss)...........        0.16
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions..................        1.20
                                         --------------
Net increase/(decrease) in net assets
 resulting from operations.............        1.36
                                         --------------
Dividends and distributions to
 shareholders:
  Net investment income................       (0.14)
  Net realized gain on investments and
   foreign currency related
   transactions........................       (0.11)
                                         --------------
Total dividends and distributions to
 shareholders..........................       (0.25)
                                         --------------
Net asset value, end of period.........      $14.95
                                         --------------
                                         --------------
Market value, end of period............     $14.500
                                         --------------
                                         --------------
Total investment return(a).............        5.85%
                                         --------------
                                         --------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..............................    $125,338
Ratio of expenses to average net
 assets, including taxes...............        1.99%(c)
Ratio of net investment income/(loss)
 to average net assets.................        2.02%(c)
Portfolio turnover rate................       22.55%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.98% for the six months ended November 30, 1998 and 1.82% for both fiscal years ended May 31, 1998 and May 31, 1997.
(c)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1998, the Fund held 9.26% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $12,654,700 and fair value of $10,102,335. The net asset value per share of the Fund is calculated on each business day with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1998, the account's interest rate was 4.375%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended November 30, 1998, the Fund did not incur such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. For the six months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
ended November 30, 1998, the Fund incurred $71,572 of such expense. Effective January 23, 1999, the CPMF tax will expire and no longer be charged.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1998, was $6,828,194, for which the Fund has received cash as collateral of $7,286,644. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $7,496,459. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended November 30, 1998, the Fund earned $1,143 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 15, 1998, a distribution from net realized long-term capital gains in the aggregate amount of $16,442,826, equal to $1.961 per share was declared. The distribution is payable on January 15, 1999 to shareholders of record as of December 31, 1998.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be significantly less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
such claims may be limited. At November 30, 1998, the Fund had no such agreements other than the cash collateral received that was reinvested into a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended November 30, 1998, BEA earned $717,529 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended November 30, 1998, BEA was reimbursed $7,020 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended November 30, 1998, BSFM earned $69,851 for administrative services.

BankBoston, N.A., Sao Paulo ("BB") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,434,919 shares outstanding at November 30, 1998, BEA owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1998 was $91,729,215. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $1,750,689, was composed of gross appreciation of $14,301,176 for those investments having an excess of value over cost and gross depreciation of $12,550,487 for those investments having an excess of cost over value.

For the six months ended November 30, 1998, total purchases and sales of securities, other than short-term investments, were $109,677,093 and $102,627,524, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. For the six months ended November 30, 1998, the Fund had no amounts outstanding under the credit agreement.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of November 30, 1998, share value of such securities and percent of net assets which the securities comprise.

                                                                                                        PERCENT
                                          NUMBER                                              VALUE       OF
                                            OF     ACQUISITION            FAIR VALUE           PER        NET
SECURITY                                  SHARES     DATES     COST  AT NOVEMBER 30, 1998     SHARE     ASSETS
---------------------------------------  --------  ----------  ----  ---------------------   --------  ---------
Emerging Markets Ventures, L.P.........  159,653    01/22/98   $ 159,6      148,$637         $  0.93      0.14
Emerging Markets Ventures, L.P.........    3,525    03/05/98   3,658        3,282               0.93      0.00
Emerging Markets Ventures, L.P.........  586,127    05/05/98   586,127      545,685             0.93      0.50
Emerging Markets Ventures, L.P.........  361,637    07/07/98   361,637      336,685             0.93      0.31
Emerging Markets Ventures, L.P.........   42,334    08/17/98   42,334       39,413              0.93      0.14
Emerging Markets Ventures, L.P.........  296,812    10/27/98   296,812      276,332             0.93      0.25
K.T. Concord Venture Fund L.P..........  250,000    12/08/97   252,288      222,539             0.89      0.20
Telesoft Partners Ltd..................  125,000    07/22/97   117,078      113,416             0.91      0.11
Telesoft Partners Ltd..................  125,000    02/05/98   117,077      113,415             0.91      0.10
Telesoft Partners Ltd..................  125,000    06/02/98   125,000      113,415             0.91      0.10
Venworld Telecommunications............  125,947    05/18/95   2,531,383      739,073           5.87      0.68

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Directors of the Fund. From October 21, 1998 to November 30, 1998, the Fund did not repurchase any of its shares.

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 15, 1998, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                           FOR     WITHHELD NON-VOTES
---------------------------------------  --------  -------  --------
Dr. Enrique R. Arzac...................  5,938,285 852,815  1,643,819
Peter A. Gordon........................  5,906,272 884,828  1,643,819
Martin M. Torino.......................  5,910,734 880,366  1,643,819

In addition to the directors re-elected at the meeting, James J. Cattano, George
W. Landau, William W. Priest, Jr. and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending May 31, 1999.

  FOR     AGAINST ABSTAIN NON-VOTES
--------  ------  ------  --------
6,708,286 47,217  35,597  1,643,819

(3) To consider a shareholder proposal to have the Board of Directors implement measures designed to enable shareholders to purchase and sell shares of the Fund at net asset value.

                                BROKER
  FOR     AGAINST   ABSTAIN    NON-VOTES     NON-VOTES
--------  --------  ------  ---------------  --------
2,151,157 1,374,782 132,311    3,132,850     1,643,819

  The above resolution was approved. Since the resolution was in the form of a recommendation only, it did not require for its passage the vote generally required under the Fund's charter (75% of outstanding shares) to open-end the Fund.

  On October 21, 1998, the Board authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purpose of enhancing shareholder value. This program is currently being implemented. The Board considered the proposal at its subsequent meeting and unanimously voted not to implement the recommendation at this time.

--------------------------------------------------------------------------------
   22

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants

--------------------------------------------------------------------------------
and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
   24
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.
--------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, BEA managed approximately $35.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.beafunds.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)
FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc.
(FBI)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Director, President and Chief
                                Investment Officer

Robert B. Hrabchak              Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

--------------------------------------------------------------------------------
                                                                  3916-SAR-11/98